SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       December 13, 2006
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:      (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On December 13, 2006, Celanese Corporation (the “Company”) announced that it will present its strategy for earnings growth and outlook for 2007. The Company will present at its Investor Conference on December 13, 2006 in New York. The conference will be webcast live on www.celanese.com, and a replay will also be available. A copy of the related press release, issued by the Company on December 13, 2006, is attached hereto as Exhibit 99.1.*
     A copy of the slide presentation related to the presentation given by Celanese Corporation at its Investors Conference on December 13, 2006 in New York, is attached hereto as Exhibit 99.2.*
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 13, 2006*

99.2	Slide presentation related to the presentation given by Celanese Corporation at its Investors Conference on December 13, 2006 in New York*
     *Exhibit shall be deemed furnished to, but not filed with, the SEC in connection with the disclosure set forth in Item 7.01.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Steven M. Sterin
	Name:	Steven M. Sterin
	Title:	Vice President and Corporate Controller

Date: December 13, 2006

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated December 13, 2006*

99.2	Slide presentation related to the presentation given by Celanese Corporation at its Investors Conference on December 13, 2006 in New York*
*Exhibit shall be deemed furnished to, but not filed with, the SEC in connection with the disclosure set forth in Item 7.01.